Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sapient Corporation (the “Corporation”) on Form 10-Q for the fiscal quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan J. Herrick, the Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Alan J. Herrick
Alan J. Herrick
Co-Chairman of the Board of Directors, President and Chief Executive Officer

Dated: November 9, 2012